UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

June 16, 2005

(Date of earliest event reported)

LANDRY’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22150	74-0405386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1510 West Loop South,

Houston, Texas, 77027

(Address of principal executive offices, including zip code)

(713) 850-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On June 16, 2005 Landry’s Restaurants, Inc. (“Landry’s”) filed the press release attached as Exhibit 99.1 announcing the completion of its offer to exchange its 7.5% Senior Notes due 2014, Series B that have been registered under the Securities Act of 1933, for all of its outstanding 7.5% Senior Notes due 2014, Series A.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Title of Document
99.1	Press release dated June 16, 2005 announcing the completion of Landry’s exchange offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDRY’S RESTAURANTS, INC.

June 16, 2005	By:	/s/ Steven L. Scheinthal
Steven L. Scheinthal
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated June 16, 2005 announcing the completion of Landry’s exchange offer.